Exhibit 99.1

1     INVESTOR PRESENTATION: MARCH 2011

This presentation contains “forward-looking statements” as that term is defined in the
Private Securities Litigation Reform Act of 1995. These statements are based on managements’ current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-
looking statements may include statements regarding future financial results and performance, achievements, plans and objectives, product development, product potential, dividend payments and share repurchases. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  Rimage undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors and cautionary statements set forth in our Form 10-K for the year ended December 31, 2009, and in our periodic reports on Form 10-Q and Form 8-K. These reports are available on our website at
www.rimage.com.

Forward-Looking Statements

2     INVESTOR PRESENTATION: MARCH 2011

Key Takeaways

Corporate Overview

Recovery Progress in 2010

Transformation: Virtual Publishing

2011 Outlook

Capital Structure Actions

Agenda

3     INVESTOR PRESENTATION: MARCH 2011

2010 was a successful year

- Strengthened and maximized core disc publishing business, returned to growth, expanded our strategic vision

Our disc publishing business is mature

- Facing technology substitution challenges from online/web-based offerings

Expanding digital publishing platform: disc to virtual publishing

- Responding to market trends, investing in internet-related technologies

We are implementing capital structure actions

RIMAGE

Key Takeaways

4     INVESTOR PRESENTATION: MARCH 2011

Key Takeaways

Corporate Overview

Recovery Progress in 2010

Transformation: Virtual Publishing

2011 Outlook

Capital Structure Actions

Agenda

5     INVESTOR PRESENTATION: MARCH 2011

Helping people move information since 1978

Successfully evolved with technology changes, from floppy discs to optical

World’s leading provider of workflow integrated digital publishing systems that produce CD/DVD/Blu-ray discs with customized content and durable color or monochrome disc labeling

Key vertical markets and applications include video workflows, enterprise content distribution, retail, medical imaging and public safety

Operations in North America, Europe, Asia

Optical disc publishing market is mature, but should remain a profitable cash generator

Embedded in thousands of workflows that generate steady stream of recurring revenues

New geographies and solutions extending the life cycle

Developing new virtual publishing platform consistent with market trends and customer feedback

About Rimage

6     INVESTOR PRESENTATION: MARCH 2011

Key Takeaways

Corporate Overview

Recovery Progress in 2010

Transformation: Virtual Publishing

2011 Outlook

Capital Structure Actions

Agenda

7     INVESTOR PRESENTATION: MARCH 2011

Successfully Strengthened the Core

Strengthened Sales
Model

Eliminated distributors in
U.S., U.K., and Germany

Launched web commerce
system for consumables

Enhanced regional
coverage

Initiated solutions selling

Refreshed Product
Line

Simplified product
offerings from 27 to 13

Successful 5400 launch

Workhorse for mainstream
applications and retail

Improved Focus on
Aftermarket

Higher service attach
rates

Increased media sales

Reduced COGs

8     INVESTOR PRESENTATION: MARCH 2011

Objective

Utilize 5400 launch to drive a refresh of the retail
installed base

Results

Announced an $11M agreement with Fuji in May, 2010

Revised down to $9.9M in October

Shipped approximately $9M in 2010, with balance to
ship in Q1 2011

Significant cost improvements with 5400 and
consumables

Extended the life of key market segment

Retail Refresh

Retail

9     INVESTOR PRESENTATION: MARCH 2011

Public Safety Solutions Added Revenue

Building traction with $2.9M in
government orders

Minority investment in BriefCam

Adding new products and systems
integrators

Introduced two new solutions

Partnered with key solution integrators

Sold to customer sponsors / industry
influencers

Surveillance

Digital
Forensics

Market expansion is gated by public spending

10     INVESTOR PRESENTATION: MARCH 2011

Creating New Demand by Penetrating
Emerging Markets

Rimage Information Technology (RIT)

Joint venture to deploy digital publishing solution for
medical imaging in Chinese hospitals as they transition
from analog film to optical

Asia
Medical
Market

JV agreement completed with Systex/Ted PC

Business license and General Manager in place

Shanghai office opened, partner recruitment in
process

Sold to customer sponsors / industry influencers

Significant revenue potential

Approximately 8,000 Class 2 and 3 hospitals

X-ray film annual revenue of > $300M creates a
significant optical disc publishing consumable
opportunity

11     INVESTOR PRESENTATION: MARCH 2011

$103.3
$108.9
$91.4
$83.2
$88.7
2006
2007
2008
2009
2010

$1.26
$1.52
$0.97
$0.89
$0.80
$0.17
$0.22
$0.18
$0.12
$0.03
$1.09
$1.30
$0.79
$0.77
$0.77
2006
2007
2008
2009
2010

Results of 2010 Recovery Initiatives

New solutions revenues accounted for 7% of 2010 equipment sales

New solutions, retail refresh extend consumable aftermarket revenues

EPS From Operations

EPS From Interest Income

Revenues

EPS

in millions

12     INVESTOR PRESENTATION: MARCH 2011

$29.5
$30.3
$27.9
$29.1
$31.9
2006
2007
2008
2009
2010

RIMAGE

Op Ex Increases Due to New Business
Investments Affecting Earnings

in millions

13     INVESTOR PRESENTATION: MARCH 2011

17.2%
19.2%
12.8%
13.5%
13.0%
2006
2007
2008
2009
2010

RIMAGE

But Rimage’s Operating Margin Has
Remained Relatively Stable

14     INVESTOR PRESENTATION: MARCH 2011

$77.4
$94.2
$95.4
$110.1
$116.8
2006
2007
2008
2009
2010

RIMAGE

And Rimage’s Cash Position Remains
Extremely Strong

in millions

15     INVESTOR PRESENTATION: MARCH 2011

Key Takeaways

Corporate Overview

Recovery Progress in 2010

Transformation: Virtual Publishing

2011 Outlook

Capital Structure Actions

Agenda

16     INVESTOR PRESENTATION: MARCH 2011

Rimage Today

Rimage’s disc publishing business forecasted to
remain a profitable cash generator

Embedded in thousands of workflows that
generate steady stream of recurring revenues

New geographies and solutions extending the
life cycle

Succeeded in stabilizing
our optical business

However, disc publishing
market is mature and
technology substitution is
occurring from
online/web-based
offerings

Today’s #1 priority – develop a growth engine

Consistent with market trends and customer
requirements

Natural extension of core disc publishing business

17     INVESTOR PRESENTATION: MARCH 2011

Robotics
Print
Disc Publishing
Optical
Software

RIMAGE

Core value: custom, digital content delivery

Enables businesses to

Publish custom content – 1 to 1, 1 to few

Integrate end-to-end workflows

Monetize digital assets

Provide value-added services

Protect sensitive information

Push content to their users

Robust product line built on mature technologies

Platform provides access to a broad range of vertical markets

>20,000 unit installed base

Current Publishing Capabilities Provide
Access to Vertical Markets

Personalized

Secure

High capacity

Permanent

Retail

Financial
Services

Video
Production

Medical

Surveillance

Law
Enforcement

Professional
Services

Manufacturing

Sports Video

Education

18     INVESTOR PRESENTATION: MARCH 2011

- Changing consumption habits
  - Online access
  - Proliferation of mobile devices
  - Fragmentation - # of devices
- Content explosion
  - Rich content = video
- Publishers challenged
  - Monetization
  - Subscriber intimacy
  - Challenges with content protection
  - Portability of content

Two-thirds of the world's mobile data traffic will be video by 2015.*

Global mobile traffic will increase **26-fold** between 2010 and 2015.*

3 million tablets connected to the mobile network in 2010, each generating **5 times** more traffic than the average smartphone*

RIMAGE

Changing Technology Landscape

*Source: Cisco Visual Networking Index: Global Mobile Data Traffic Forecast Update, 2010-2015; February 1, 2011.

In 2014, the equivalent of 12 billion DVDs will
cross the Internet each month**

**Source: Cisco Visual Networking Index: Forecast and Methodology. 2009-2014; June 2, 2010

19     INVESTOR PRESENTATION: MARCH 2011

Changes Are Creating Related New Markets

1OVP and Video CMS 2010-2012, AccuStream Research, April 2010

2Magic Quadrant for Managed File Transfer, Gartner, June 2008

3Worldwide Storage-as-a-Service Market Size and 2008-2012 Forecast, IDC, 2008

But end-to-end solutions are not available

Online
Video
Platforms1

Managed
File
Transfer2

Online Backup
Services3

Market Size

$480 million

$450 million

$3.0 billion

Growth

71%

21%

29%

20     INVESTOR PRESENTATION: MARCH 2011

Unable to publish across a
growing list
of devices

Lack of universal, failsafe
security

Enterprise-grade,
end-to-end solutions don’t
exist

File size and bandwidth
may impede user
experience

Market Needs Are Unmet By Current Online
Publishing Solutions

Some customers have
persistent need for disc
publishing

Publishers

Redundant workflows add cost

Weak security inhibits monetization

Marginal customer experience

Customers

Loss of customer intimacy

Added distribution costs

3rd Party Solutions

Online Publishing

Disc Publishing

iStore

21     INVESTOR PRESENTATION: MARCH 2011

Why Rimage?

Based on research
with over 75
customers, there is
a strong need for
an end-to-end
virtual publishing
solution that
integrates with
existing disc
publishing
workflows

Rimage has unique
access to the
existing physical
disc publishing
infrastructure

An installed base of
over 20,000 disc
publishing systems

Through our partner
network, we have
industry-specific
knowledge and
contacts to build the
right solution

Rimage can provide
a single solution
that enables joint
physical / virtual
publishing without
added workflow
complexity

We are uniquely positioned to influence the migration from physical to virtual publishing

22     INVESTOR PRESENTATION: MARCH 2011

Content Staging
Mobile
Virtual Publishing
Security
Analytics

RIMAGE

Content Staging: transcoding and
watermarking for video

Mobile: Publish to multiple platforms and
devices

Security: Flexible and persistent (online
and offline)

Analytics: Robust monitoring and
customer intimacy

Rimage is Pursuing the Technology Building
Blocks for Virtual Publishing

23     INVESTOR PRESENTATION: MARCH 2011

Robotics
Print
Disc Publishing
Optical
Software
Content Staging
Mobile
Virtual Publishing
Security
Analytics
Mac
Vertical Workflows and Markets

RIMAGE

Comprehensive Platform Meets Current and
Future Market Needs

Rimage is positioned to help publishers migrate
workflows with the least disruption and cost

Meet persistent disc needs from
some customers

Meet fast-changing multi-device
publishing needs

24     INVESTOR PRESENTATION: MARCH 2011

Key Takeaways

Corporate Overview

Recovery Progress in 2010

Transformation: Virtual Publishing

Use Cases

2011 Outlook

Capital Structure Actions

Agenda

25     INVESTOR PRESENTATION: MARCH 2011

Business Content Distribution

Customer Profile: Financial services company delivers secure, custom statements, reports, and rich media content to field agents and customers.

Production speed and accuracy

Secure delivery of content

Eliminate paper-based reports

Deliver high quality, professional product

Deliver secure, personalized rich
media reports

Access content on mobile devices

Protect content in-transit and once
delivered

Meet regulatory & SLA requirements
with push-based delivery

Disc
Publishing

Virtual
Publishing

Future Opportunity

Account-specific
reports

Account-specific
reports

26     INVESTOR PRESENTATION: MARCH 2011

Marketing Content Distribution

Customer Profile: Large university distributes everything from recruiting materials and course materials to student work and university-licensed software

Manage disc duplication costs

Provide high quality product

Eliminate dated inventory

Offer on-demand custom packages

Interactive
recruiting
materials

Deliver to multiple devices

Recruit with rich media

Security and policies aid
application deadlines

Single push delivery:
refresh existing and deliver
new content

Licensed
software

Course
materials

Course
materials

Disc
Publishing

Virtual
Publishing

Future Opportunity

27     INVESTOR PRESENTATION: MARCH 2011

Mid-Market Video Distribution

Customer Profile: Video distribution of training and development films for Fortune 500 and government agencies

Copyrighted premium content

Just-in-time inventory

Speed and flexibility to deliver
content when ordered

Strategic platform to grow business

Free previews using
push-based delivery

Flexible policies drive
purchase decision

Security enforces copyright
requirements

Multiple device access enables
mobile decision makers

Disc
Publishing

Virtual
Publishing

Future Opportunity

Customer
order

$

28     INVESTOR PRESENTATION: MARCH 2011

Spiritual & Mega Church Market

Customer Profile: Broadcast ministry reaching millions worldwide with rich media sermons, lessons and inspirational stories

Meet global demand

Minimize inventory costs

Immediate turn on new content

High quality, professional product

Sync delivery of pastor’s weekly message
with educational material

Delivery to a variety of devices

Provide superior experience regardless of
bandwidth

Flexible monetization and policy strategies
support a variety of content uses

Disc
Publishing

Virtual
Publishing

Future Opportunity

Customer order

$

29     INVESTOR PRESENTATION: MARCH 2011

Key Takeaways

Corporate Overview

Recovery Progress in 2010

Transformation: Virtual Publishing

2011 Outlook

Capital Structure Actions

Agenda

30     INVESTOR PRESENTATION: MARCH 2011

Outlook - 2011

Second year of
multi-year
transformation
process

Long-term outlook is
promising but 2011
results will be
affected by:

Absence of retail
order similarly
sized to one in
2010

Continued
investment in
virtual publishing

Financial guidance

Q1 2011

Revenue:

$19-21 million

EPS: $0.11- 0.15

Annual 2011

Revenue:

$80-85 million

EPS: $0.55- 0.65

Operating cash flows
expected to remain
robust

31     INVESTOR PRESENTATION: MARCH 2011

Virtual Publishing Actions

Internal Effort

Virtual publishing proof-of-concept

Technology development, market research
and business planning

Customer demo and beta testing in first
half of 2011

Launch late 2011

Exploring Options to Accelerate

Hired investment banker

Horizontal platform:

Technology building blocks to extend core
disc publishing business

Vertical markets:

Customers, sales channel

32     INVESTOR PRESENTATION: MARCH 2011

Planned Virtual Publishing Beta Product

Unified
Security on all

Content Types

Video

Documents

Audio

Images

Subscriber
Platforms

Microsoft Windows

Apple iOS

Android

Subscriber
Devices

Desktop PCs

Laptops

Phones

Tablets

Rimage Signal Virtual Publishing Platform

Publish once, view everywhere

Publisher controlled access

Targeted Workflows

Marketing content distribution

Mid-market video distribution

Spiritual & mega church market

33     INVESTOR PRESENTATION: MARCH 2011

Key Takeaways

Corporate Overview

Recovery Progress in 2010

Transformation: Responding to market trends and
customer feedback – Virtual Publishing

2011 Outlook

Capital Structure Actions

Agenda

34     INVESTOR PRESENTATION: MARCH 2011

Move to a more normalized capital structure

Maintain operating cash at comfortable levels to fund core disc publishing and organic investment in virtual publishing

Invest cash in prudent acquisitions that will accelerate revenue and income growth from virtual publishing

Provide a meaningful dividend return to shareholders

Declared regular quarterly dividend of $0.10/share

Payable April 15 to shareholders of record as of March 31

Dividend sustainable at forecasted rates of cash flow

Leaves ample cash for business investment

Opportunistic share buybacks under existing repurchase authorization – 305k shares remaining

Engaged investment banker to identify opportunities to accelerate our virtual publishing efforts

Capital Allocation

Objectives

Actions

35     INVESTOR PRESENTATION: MARCH 2011

36     INVESTOR PRESENTATION: MARCH 2011